Exhibit 99.2

Forward-Looking Statements

Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements about our business outlook, assessment of market conditions, strategies, future plans, future sales, prices for our major products, capital spending and tax rates. These forward-looking statements are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk Factors” in Strategic Hotel Capital’s Form S-3 dated July 13, 2005 and from time to time, in Strategic Hotel Capital’s periodic, supplemental and other filings with the Securities and Exchange Commission.

Strategic Hotels & Resorts

2006 Guidance

Highlights

($ in millions, except per share figures)

•	FFO / Share: $1.45 - $1.60

•	FFO: $76.4 - $84.4

•	EBITDA: $156.4 - $165.4

•	Net Income: $2.3 - $9.2

Guidance vs. Analysts’ Estimates

Consensus and Adjusted for New Orleans

	Guidance		Analysts	Analysts
	Low	High	Consensus	Adjusted fo NO
EBITDA	$156.4	$165.4	$149.7	$150.0
FFO / Share	$1.45	$1.60	$1.62	$1.54

*	See guidance press release for reconciliation to Net Income.

Assumptions

•	Same Store RevPAR Growth: 9.0% - 11.0%

•	Same Store Total RevPAR Growth: 7.5% - 9.5%

•	EBITDA Margin Expansion: 250 – 300 bps

•	Same Store Flow-Through: 68.0%

•	75% Rate Driven Growth

Assumptions

•	Hyatt NO contributes no EBITDA; interest capitalized

•	Four Seasons D.C. acquisition

•	$150 million capital raise

•	No additional acquisitions or capital raises

Hotel del Coronado

($ in millions)

Property EBITDA	$52.0 - $54.0
Strategic’s 45% Share		$23.4 - $24.3
Total Fees	$ 4.7
Strategic’s 55% Share		$ 2.6

Strategic’s Total EBITDA		$26.0 - $26.9

EBITDA

($ in millions)

	Low Range	High Range
Stabilized Portfolio	$136.1	$144.2
Leasehold Income	1.1	1.1
Prague	4.7	4.7
Hotel del Coronado	26.0	26.9
Four Seasons D.C.	10.0	10.0

Property EBITDA	$177.9	$186.9
Corporate Expenses	($21.6)	($21.6)
Fee Income	2.8	2.8
Interest Income	2.0	2.0
Minority Interest Expense (IHG)	(4.7)	(4.7)

Corporate EBITDA	$156.4	$165.4

*	See guidance press release for reconciliation to Net Income.

FFO and FFO / Share

($ in millions, except per share figures)

	Low Range	High Range
Corporate EBITDA	$156.4	165.4
Interest Expense	(48.0)	(48.0)
Tax Expense	(5.6)	(5.6)
Preferred Dividends	(17.2)	(17.2)
Acquisition Capital Costs	(9.2)	(10.2)

FFO	$76.4	$84.4
FFO / Share	$1.45	$1.60

*	See guidance press release for reconciliation to Net Income.

New Orleans Adjusted Results

($ in millions, except per share figures)

	2005	2006		Change
	Midpoint	Low	High	Low	High
EBITDA	$114.5
New Orleans	(10.0)

Adjusted EBITDA	$104.5	$156.4	$165.4	49.7%	58.3%
FFO	$65.8
New Orleans	(6.6)

Adjusted FFO	$59.2	$76.4	$84.4	29.1%	42.6%
FFO / Share	$1.47
New Orleans	(0.15)

Adjusted FFO / Share	$1.32	$1.45	$1.60	9.6%	21.0%

General Market Observations

Segment Analysis

RevPar	Quality	Total RevPAR
High
Transient Corporate		Corporate Groups
Transient Leisure		Transient Leisure
Corporate Groups		Association Groups
Transient Package		Transient Package
Association Groups		Transient Corporate / Corporate Contract
Corporate Contract

Low

STRATEGIC

Internal Investment Status Report

2006
2007
2008
2009
2010
InterContinental Chicago
New Retail
Retail Revenue
Potential Tower Construction
InterContinental Miami
Ballroom, Restaurant and Lobby
Ballroom and Restaurant Revenue
Potential Condo Hotel Sales
Ritz Carlton Half Moon Bay
Outdoor Mtg. Space
Colony Club
Colony Club Revenue
Fairmont Chicago
Gold Lounge & Spa
Retail and Wine Room
Gold Lounge & Spa / Retail and Wine Room Revenue
Potential Condo / Hotel / Fractional Sales
FS Punta Mita
Retail, Restaurant and Suites
Retail, Restaurant, and Suites Revenue
Potential Major Expansion
Loews Santa Monica
Housing Concept
Housing Rental Revenue
Hotel del Coronado
North Beach Condo
Condo Sales and Hotel Condo Revenue
Potential South Beach Addition
Rancho Las Palmas
Entitlement / Sale, JV?
Sales Proceeds from Part or All of Property and / or JV Proceeds
InterContinental Prague
New Ballroom / Restaurant
Ballroom and Restaurant Revenue

January 2005